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                                                           EXHIBIT 23.3



To the Board of Directors
BTG, Inc.

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.





                                         /s/ THOMPSON GREENSPON & CO.
                                         -----------------------------------
                                             Thompson, Greenspon & Co., P.C.





Fairfax, Virginia
November 26, 1996